                                                                     EXHIBIT 1.1

                                5,600,000 SHARES

                      WEIDER NUTRITION INTERNATIONAL, INC.

                              Class A Common Stock

                              UNDERWRITING AGREEMENT

                                                                  April __, 1997

CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON BROTHERS INC
ADAMS, HARKNESS & HILL, INC.
HAMBRECHT & QUIST LLC,
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
        11 Madison Avenue
        New York, N.Y. 10010

Dear Sirs:

         1. Introductory. Weider Nutrition International, Inc., a Delaware corporation ("Company"), proposes to issue and sell ("U.S. Offering") to the several Underwriters named in Schedule A hereto (the "Underwriters") 4,480,000 shares ("U.S. Firm Securities") of its Class A Common Stock ("Securities"). Credit Suisse First Boston Corporation ("CSFBC"), Salomon Brothers Inc, Adams, Harkness & Hill, Inc. and Hambrecht & Quist LLC (the "Representatives") shall act as representatives of the several Underwriters in the U.S. Offering.

         It is understood that the Company is concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with Credit Suisse First Boston (Europe) Limited ("CSFBL") and the other managers named therein ("Managers") relating to the concurrent offering and sale of 1,120,000 shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering" and, together with the U.S. Offering, the "Offerings").

         In addition, as set forth below the Company proposes to issue and sell
(i) to the Underwriters, at the option of the Underwriters, an aggregate of not more than 672,000 additional shares of Securities ("U.S. Optional Securities") and (ii) to the Managers, at the option of the Managers, an aggregate of not more than 168,000 additional shares of Securities ("International Optional Securities"). The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities"; the U.S. Optional Securities and the International Optional Securities are hereinafter called the "Optional Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

         The Company hereby agrees with the several Underwriters as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:
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                 (a)  A registration statement (No. 333-12929) relating to the
         Offered Securities, including a form of prospectus relating to the U.S. Securities and a form of prospectus relating to the International Securities being offered in the International Offering, has been filed with the Securities and Exchange Commission ("Commission") and either
         (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and, if so filed, will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the U.S. Securities and the form of prospectus relating to the International Securities, each as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, are hereinafter referred





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         to as the "U.S. Prospectus" and the "International Prospectus",
         respectively, and collectively as the "Prospectuses". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                 (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

                 (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for such failures to be so qualified or in good standing which, either individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, properties, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                 (d) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for such failures to be so qualified or in good standing which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding





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         capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                 (e) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Subscription Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                 (f) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the sale of the Offered Securities.

                 (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                 (h) The Offered Securities have been approved for listing on the New York Stock Exchange subject only to official notice of issuance.

                 (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be made or obtained by the Company for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                 (j) The execution, delivery and performance of this Agreement and the Subscription Agreement, and the issuance and sale of the Offered Securities will not (i) conflict with, or result in a breach or violation of any of the terms and provisions of, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties (except for such violations, breaches or conflicts which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and except as rights to indemnity and contribution may be limited by federal or state securities laws or by the policies underlying such laws), or (ii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except for such violations, breaches or defaults which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), or (iii) conflict with, or result in a breach or violation of any of the terms and provisions of, the charter or by-laws of the Company or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement, respectively.





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                 (k) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally; (ii) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity, and that such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought; and
         (iii) as rights to indemnity and contribution may be limited by state or federal laws relating to securities or by the policies underlying such laws.

                 (l) Except as disclosed in the Prospectuses, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them (except for such properties and assets the loss of which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect); and except as disclosed in the Prospectuses, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them (except for such leased real or personal property the loss of which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect).

                 (m) The Company and its subsidiaries possess adequate certificates, authoritizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them (except for such certificates, authorizations or permits the lack of which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to the Company or any of its subsidiaries, could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                 (n) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent which could, either by itself or together with other such disputes, reasonably be expected to result in a Material Adverse Effect.

                 (o) Except as disclosed in the Prospectuses, the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them; and, except as disclosed in the Prospectuses, have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, could, either individually or together with other such matters, reasonably be expected to result in a Material Adverse Effect.

                 (p) Except as disclosed in the Prospectuses, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, except for





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         such violations, liabilities or claims which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                 (q) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, either individually or in the aggregate, (i) could reasonably be expected to result in a Material Adverse Effect, or (ii) would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement, or (iii) which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                 (r) The financial statements included in each Registration Statement and the Prospectuses present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                 (s) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (t) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940.

                 (u) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to
purchase from the Company, at a purchase price of U.S. $     per share, the
respective numbers of shares of U.S. Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Company will deliver the U.S. Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by same day wire or intrabank transfer of immediately available funds at a bank acceptable to CSFBC, at the office of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, at 10:00 A.M., New York time, on





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__________________, or at such other time not later than five full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the Offerings. The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectuses, the Underwriters may purchase all or less than all of the U.S. Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. Any such notice of election to purchase U.S. Optional Securities shall be given by CSFBC on behalf of the Underwriters and such shall specify
(i) the aggregate number of U.S. Optional Securities to be purchased pursuant to such exercise, and (ii) the date for payment and delivery thereof, which shall be a business day no earlier than the First Closing Date. The U.S. Optional Securities to be purchased by the Underwriters on any Optional Closing Date shall be in the same proportion to all the Optional Securities to be purchased by the Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. The Company agrees to sell to the Underwriters such U.S. Optional Securities and the Underwriters agree, severally and not jointly, to purchase such U.S. Optional Securities. Such U.S. Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of U.S. Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over- allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of Underwriters and the Managers to the Company. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the Underwriters and Managers pursuant to the terms of CSFBC's instructions to the Company.

         Each time for the delivery of and payment for the U.S. Optional Securities being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than three full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the U.S. Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor by same day wire or intrabank transfer of immediately available funds at a bank acceptable to CSFBC, at the above office of Latham & Watkins. The certificates for the U.S. Optional Securities will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Latham & Watkins, at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

         5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:





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
                 (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file each of the Prospectuses with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time either Prospectus is printed and distributed to any Underwriter or Manager, or will make such filing at such later date as shall have been consented to by CSFBC.

                 (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or either of the related prospectuses or the Initial Registration Statement, the Additional Registration Statement (if any) or either of the Prospectuses, and will not effect such amendment or supplementation without CSFBC's prior consent (which consent shall not be withheld unreasonably); and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                 (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                 (e) The Company will furnish to the Representatives such number of copies of the Registration Statement and each amendment thereto as CSFBC reasonably requests (at least four of which will be signed and will include all exhibits), each preliminary prospectus relating to the U.S. Securities, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The U.S. Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. Without limiting the generality of clause (h) below, the Company expressly agrees to pay the expenses of printing and distributing to the Underwriters all such documents.

                 (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and will continue such qualifications in effect so long as required for the distribution, except that in connection with such qualifications the foregoing shall not obligate the Company to qualify as a foreign corporation or to execute a general consent for service of process in any such jurisdiction.

                 (g) During the period of 6 years hereafter, (i) the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and (ii) the Company will furnish to the Representatives, as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders. As soon as practicable following the request therefor, the Company will furnish the Representatives with such other information concerning the Company as CSFBC may reasonably request from time to time at any time during the period of 3 years hereafter.

                 (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for: (i) any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with (A) qualification of the Offered Securities for sale under the state or local securities laws (so-called "blue sky" laws) of such states, districts, commonwealths or territories of the United States as CSFBC designates, (B) qualification of the Offered Securities for sale under the laws of such jurisdictions in Canada, Japan and countries in the European Economic Community as CSFBC designates, (C) the preparation and printing of memoranda relating to the foregoing qualifications, and
         (D) the filings with and any required review by the National Association of Securities Dealers, Inc. relating to the Offered Securities or the Offerings; (ii) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities; and (iii) expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the Underwriters. It is understood that, except as provided in this Section 5 or in Sections 7 or 9 of this Agreement, (x) the Underwriters shall pay all of their own costs and expenses, including fees and disbursements of their legal counsel, stock transfer taxes on resale of any of the Securities owned by them, and any advertising expenses in connection with any offers they make, and (y) each of the Company and the Underwriters will bear their own costs in connection with any selling efforts made in connection with the Offerings.

                 (i) For a period of 180 days after the date hereof, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CSFBC, except
         (x) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof, and (y) the filing of a registration statement under the Act with respect to any of the issuances or grants permitted by the foregoing clause (x).

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                 (a) The Representatives shall have received a comfort letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                          (i) in their opinion the consolidated financial statements (including the summary of earnings) and financial statement schedules audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) they have performed the procedures specified by
                 the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                          (iii) on the basis of the review referred to in
                 clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                  (A)  the unaudited consolidated financial
                          statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles;

                                  (B)  at the date of the latest available
                          balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or stockholders' equity, as compared with amounts shown on the latest balance sheet included in the Prospectuses; or

                                  (C)  for the period from the closing date of
                          the latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectuses, in consolidated net sales, net operating income or in the total or per share amounts of consolidated, net income;

                 except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter;

                          (iv) they have compared specified dollar amounts (or
                 percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

                          (v)  without limiting the generality of subclause
                 (iv) above, with respect to the unaudited pro forma financial information included in the Registration Statements (the "pro forma financial information"), they have carried out certain specified procedures, made inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial information, nothing came to their attention which caused them to believe that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectuses" shall mean the prospectuses included in the Registration Statements.

                 (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time either Prospectus is printed and distributed to any Underwriter or Manager, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, each of the Prospectuses shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                 (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities.

                 (d) The Representatives shall have received the following legal opinions, each dated such Closing Date:

                          (i) the opinion of Latham & Watkins, counsel for the
                 Company, subject to qualifications and exceptions customary to such opinions, to the effect that:

                                  (A)  The Company has been duly incorporated
                          and is an existing corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease property or the conduct of its business requires such qualification (except for such failures to be so qualified or in good standing which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) (it being understood that (1) to the extent the foregoing opinion involves matters of Utah or Nevada law, it may be given by Van Cott, Bagley, Cornwall & McCarthy as part of its opinion set forth in Section 7(d)(ii) below, and (2) to the extent the foregoing opinion involves matters of good standing as a foreign corporation in any jurisdiction other than New York, Latham & Watkins may rely solely upon a contemporaneously-dated certificate of good standing or qualification issued by the appropriate office in such jurisdiction if such certificate is included as an exhibit to the opinion of Latham & Watkins);

                                  (B) The Offered Securities delivered on such Closing Date and all other shares of the Common Stock of the Company described as outstanding in the Prospectuses under the caption "Capitalization," including without limitation the shares issued in the exchange of the outstanding common stock of Weider Nutrition Group, Inc. for Common Stock (the "Exchange") and the 14,371.2-to-1 stock split of the Common Stock (the "Stock Split"), have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities under the Company's articles of incorporation or bylaws, the General Corporation Law of the State of Delaware or, to the best of our knowledge, otherwise;

                                  (C)  No consent, approval, authorization or
                          order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance or sale of the Offered Securities by the Company except such as have been obtained and made under the Act and such as may be required under state securities laws;

                                  (D)  The execution, delivery and performance
                          of this Agreement and the Subscription Agreement and the issuance and sale of the Offered Securities will not (1) result in a violation of any of the terms and provisions of any United States federal, California, Delaware or New York statute, rule, regulation or order of any United States federal, California, Delaware or New York governmental agency or body or court having jurisdiction over the Company or any subsidiary of the Company or any of their properties and known to such counsel (except for such violations, breaches or inconsistencies which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), or (2) result in a breach or violation of any of the terms and provisions of, or constitute a default under (with the passage of time or otherwise), any agreement or instrument included as an exhibit to the Registration Statement (except for such violations, breaches or defaults which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), or (3) result in a violation of any of the terms and provisions of, the charter or by-laws of the Company; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement, respectively;

                                  (E)  The Initial Registration Statement was
                          declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, each of the Prospectuses either were filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or were included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                                  (F)  The Registration Statement and each of
                          the Prospectuses, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations (assuming for the purposes of the opinion described in this subclause (F) that the information contained in the Registration Statement and each of the Prospectuses is accurate and complete);

                                  (G)  Such counsel have participated in
                          conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and (although, except as provided below in subclause (I) of this Section 7(d)(i), such counsel are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses and have not made any independent check or verification thereof), during the course of such participation (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that either of the Prospectuses, as of their respective dates, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel will express no belief with respect to the financial statements, financial schedules and other financial and statistical data included in the Registration Statement or the Prospectuses; and

                                  (H)  This Agreement and the Subscription
                          Agreement have been duly authorized, executed and delivered by the Company;

                                  (I)  The following statements set forth in
                          the Prospectuses

                                        (1) the statements under the caption
                                  "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Offered Securities and the other Company equity securities referred to therein,

                                        (2) the statements under the captions
                                  "Risk Factors -- Control by Principal
                                  Stockholder," "-- Anti-Takeover
                                  Considerations" and "-- Shares Eligible for
                                  Future Sale," "Description of Capital Stock
                                  -- Limitation of Liability and
                                  Indemnification Matters," "-- Section 203 of the Delaware General Corporation Law," and "-- Section 228 of the Delaware General Corporation Law" and "Shares Eligible for Future Sale," insofar as they purport to describe the provisions of the laws, agreements and other documents referred to therein,

                                        (3) the statements under the captions
                                  "Capitalization" and "Description of Capital
                                  Stock," insofar as they purport to describe the authorized equity capitalization of the Company, and

                                        (4) the statements under the captions
                                  "Management -- Equity Plan,"  "-- Employee
                                  Profit Sharing Bonus Plan," "-- Employee
                                  Benefit Plans," "-- Employment Agreements" and "-- Retirement Benefits," "Certain Relationships and Related Party Transactions -- Tax Sharing and Indemnification Agreement," insofar as they purport to describe the provisions of the laws, agreements and other documents referred to therein, are accurate and complete in all respects; and such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement which are not described and filed as required;

                          (ii) the opinion of Van Cott, Bagley, Cornwall &
                 McCarthy ("VBC&M"), Utah counsel for the Company, subject to qualifications and exceptions customary to such opinions, to the effect that:

                                  (A)  Each subsidiary of the Company
                          incorporated or organized under the laws of Utah or Nevada (collectively, the "Utah and Nevada Subsidiaries") has been duly incorporated or organized and is an existing corporation or other entity in good standing under the laws of its state of incorporation or organization, with corporate or organizational power and authority to own its properties and conduct its business as described in the Prospectuses; and each Utah and Nevada Subsidiary is duly qualified to do business as a foreign corporation or entity in good standing in all other jurisdictions in which its ownership or lease property or the conduct of its business requires such qualification (except for such failures to be so qualified or in good standing which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) (it being understood that (1) to the extent the foregoing opinion involves matters of good standing as a foreign corporation in any jurisdiction, VBC&M may rely solely upon a contemporaneously-dated certificate of good standing or qualification issued by the appropriate office in such jurisdiction if such certificate is included as an exhibit to the opinion of VBC&M);

                                  (B)  The execution, delivery and performance
                          of this Agreement and the Subscription Agreement and the issuance and sale of the Offered Securities will not (1) result in a violation of any of the terms and provisions of any Utah or Nevada statute, rule, regulation or order of any Utah or Nevada governmental agency or body or court having jurisdiction over the Company or any subsidiary of the Company or any of their properties and known to such counsel (except for such violations, breaches or inconsistencies which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), or (2) result in a breach or violation of any of the terms and provisions of, or constitute a default under (with the passage of time or otherwise), any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except for such violations, breaches or defaults which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), or (3) result in a violation of any of the terms and provisions of, the charter or by-laws of any of the Utah and Nevada Subsidiaries; and

                                  (C)  To such counsel's knowledge, except as
                          disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, either individually or in the aggregate, (1) could reasonably be expected to result in a Material Adverse Effect, or
                          (2) would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement, or (3) which are otherwise material in the context of the sale of the Offered Securities; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated; and

                          (iii) the opinion of Bernard Cartoon, general counsel
                 for the Company and Weider Health & Fitness, Inc. ("WHF"), subject to qualifications and exceptions customary to such opinions, to the effect that:

                                  (A)  Each of the Company's subsidiaries
                          excluding the Utah and Nevada Subsidiaries
                          (collectively, the "Foreign Subsidiaries") has been duly organized and is an existing as an corporation or other entity in good standing under the laws of its jurisdiction of organization, with corporate or organizational power and authority to own its properties and conduct its business as described in the Prospectuses; and each of the Foreign Subsidiaries is duly qualified to do business as a foreign corporation or entity in good standing in all other jurisdictions in which its ownership or lease property or the conduct of its business requires such qualification (except for such failures to be so qualified or in good standing which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) (it being understood that the foregoing opinion may be given in reliance upon the contemporaneous opinion of local counsel in the relevant jurisdiction or a contemporaneously-dated certificate or comparable evidence of good standing or qualification issued by the appropriate offices in such jurisdiction, if such local counsel opinion, certificate or comparable evidence is included as an exhibit to the opinion of Bernard Cartoon);

                                  (B)  There are no contracts, agreements or
                          understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                                  (C)  The execution, delivery and performance
                          of this Agreement and the Subscription Agreement and the issuance and sale of the Offered Securities will not (1) result in a violation of any of the terms and provisions of any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties and known to such counsel (except for such violations, breaches or inconsistencies which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect), or (2) result in a breach or violation of any of the terms and provisions of, or constitute a default under (with the passage of time or otherwise), any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject (except for such violations, breaches or defaults which, either individually or in the aggregate, could not reasonably be expected to result in a Material
                          Adverse Effect), or (3) result in a violation of any of the terms and provisions of, the charter or by-laws of the Company or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement, respectively;

                                  (C)  Such counsel serves as the general
                          counsel of the Company and WHF, has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and, during the course of such participation and service as the general counsel of the Company and WHF (relying as to materiality upon his own knowledge of the Company and WHF as well as the statements of officers and other representatives of the Company and
                          WHF), no facts came to such counsel's attention that caused him to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that either of the Prospectuses, as of their respective dates, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel will express no belief with respect to the financial statements, financial schedules and other financial and statistical data included in the Registration Statement or the Prospectuses;

                                  (D)  To such counsel's knowledge, except as
                          disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, either individually or in the aggregate, (1) could reasonably be expected to result in a Material Adverse Effect, or (2) would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement, or (3) which are otherwise material in the context of the sale of the Offered Securities; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated; and

                                  (E)  The following statements set forth in
                          the Prospectuses

                                        (1) the statements under the captions
                                  "Risk Factors -- Product Liability," "--
                                  Government Regulation," "-- Recent Government Action and Adverse Publicity Regarding Products Containing Ephedrine" and "-- Intellectual Property Protection," and "Business -- Regulation," "-- Trademarks and Patents," and "-- Legal Matters," insofar as they purport to describe the provisions of the laws, lawsuits, other proceedings, agreements and other documents referred to therein,

                                        (2) the statements under the caption
                                  "Management's Discussion and Analysis --
                                  Liquidity and Capital Resources," insofar as they purport to describe the provisions of the commitment of General Electric Capital Corporation ("GECC") with respect to the Company's New Credit Agreement and the provisions of the Company's Existing Credit Agreement with GECC,

                                        (3) the statements under the captions
                                  "Management -- Management Incentive
                                  Agreements" and "Certain Relationships and
                                  Related Party Transactions -- Management
                                  Incentive Agreements," "-- Parent Note," "--
                                  Advertising Agreement," "-- Certain
                                  International Acquisitions and Royalty
                                  Arrangements,"  "-- Transfer of Intellectual
                                  Property," "-- Hornchurch Investments
                                  Limited," "-- Kashenberg Severance Agreement" and "-- Interest Expense Paid to Parent," insofar as they purport to describe the provisions of the laws, agreements and other documents referred to therein, and

                                        (4) the statements under the captions
                                  "Capitalization," insofar as they purport to describe the Company's authorized and outstanding equity capital, and "Principal Stockholders," insofar as they purport to describe the shares of Common Stock beneficially owned by WHF, Hornchurch Investments, Ltd., Bayonne Settlement and Habib Settlement,

                          are accurate and complete in all respects; such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement which are not described and filed as required; and such counsel does not know of any legal or governmental proceedings of a character required to be described in the Registration Statement or the Prospectuses which are not described as required.

                 (e) The Representatives shall have received from Irell & Manella LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (f) The Representatives shall have received a certificate, dated such Closing Date, of the President and the principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (iv) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any Underwriter or Manager; and (v) subsequent to the date of the most recent financial statements in the Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

                 (g) The Representatives shall have received a "bring down" comfort letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                 (h) On such Closing Date, the Managers shall have purchased the International Firm Securities or the International Optional Securities, as the case may be, pursuant to the Subscription Agreement.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred (notwithstanding the possibility that payments for such expenses may later be held to be improper); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein (it being understood and agreed that the only information furnished by any Underwriter consists of the information described as such in subsection
(b) below); and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the U.S. Prospectus, if the Company had previously furnished copies thereof to such Underwriter.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the U.S. Prospectus furnished on behalf of each
Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments, stabilizing and certain other transactions on the inside front cover page, the concession and reallowance figures appearing in the fifth paragraph under the caption "Underwriting," the information on over-allotments, stabilizing and certain other transactions contained in the tenth paragraph under the caption "Underwriting" and the information on discretionary sales contained in the last paragraph under the caption "Underwriting".

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the U.S. Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         (f) Any payments pursuant to this Section which are held to be improper by a court of competent jurisdiction in a final judgment not subject to further appeal shall be refunded promptly to the person making such payments by the person receiving such payments.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of U.S. Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such U.S. Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non- defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the U.S. Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect and if any U.S. Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv), or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking

Department -- Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1960 South 4250 West, Salt Lake City, Utah 84104, Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    WEIDER NUTRITION INTERNATIONAL, INC.


                                    By     ------------------------------------
                                           Richard B. Bizzaro
                                           President and
                                           Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

    CREDIT SUISSE FIRST BOSTON CORPORATION
    SALOMON BROTHERS INC
    ADAMS, HARKNESS & HILL, INC.
    HAMBRECHT & QUIST LLC

         Acting on behalf of themselves and as the Representatives of the several Underwriters.

    By CREDIT SUISSE FIRST BOSTON CORPORATION


    By
         --------------------------------------------
         [Name]
         [Title]
         For itself and on behalf of Representatives.

                                   SCHEDULE A



                  UNDERWRITER                                                      NUMBER OF
                  -----------
                                                                              U.S. FIRM SECURITIES
                                                                              --------------------
 Credit Suisse First Boston Corporation  . . . . . . . . . . . . . . .                [$]

 Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . . . .                [$]

 Adams, Harkness & Hill, Inc.  . . . . . . . . . . . . . . . . . . . .                [$]

 Hambrecht & Quist LLC . . . . . . . . . . . . . . . . . . . . . . . .                [$]




                                                                                 -------------

                           Total . . . . . . . . . . . . . . . . . . .           [$]
                                                                                 =============
